UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC

(Exact Name of Registrant as Specified in Charter)

One Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

John G. Popp

Credit Suisse Asset Management Income Fund, Inc.

One Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 to June 30, 2014

Item 1. Reports to Stockholders.

Credit Suisse Asset Management
Income Fund, Inc.

One Madison Avenue

New York, NY 10010

Directors

Steven N. Rappaport

Chairman of the Board

Enrique R. Arzac

Terry Fires Bovarnick

James J. Cattano

Lawrence J. Fox

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Joanne Doldo

Chief Legal Officer

Bruce Rosenberg

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Rocco DelGuercio

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC

One Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Credit Suisse Asset Management

Income Fund, Inc.

SEMIANNUAL REPORT

June 30, 2014

(unaudited)

Credit Suisse Asset Management Income Fund, Inc.

Semiannual Investment Adviser’s Report

June 30, 2014 (unaudited)

August 15, 2014

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”), for the semiannual period ended June 30, 2014.

Performance Summary

01/01/14 – 06/30/14

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	5.04%
Total Return (based on market value)[1]	6.59%
BofA Merrill Lynch US High Yield Master II Constrained Index[2]	5.64%

Market Review: A positive period for fixed income and high yield

The six-months ended June 30, 2014 was a positive period for high yield markets, with positive returns driven by demand for fixed income duration products. The BofA Merrill Lynch High Yield Master II Constrained Index, the Fund’s benchmark, returned 5.64% for the period. Yields, which started the period at 5.67%, tightened to end June at 5.01%. In comparison, the 10-year U.S. Treasury, which had widened to 3.03% at the end of 2013, tightened to 2.53% by the end of June. High yield spreads tightened 46 basis points versus the Treasury market to end the period at +372 basis points.

Demand for the high yield asset class has been positive and high yield mutual funds reported inflows totaling $7.1 billion on a year-to-date basis. From a supply perspective, new issue volume continued at an elevated pace of $242.3 billion in the first half of the year. Though issuance has been high, much of it has been driven by refinancings, which accounted for 62% of second quarter volume and 57% of first quarter volume, respectively. This factor contributed to a positive fundamental outlook as many companies continue to use the positive environment to extend their debt maturities.

Other notable headlines within the past six months included the highly anticipated default of Energy Futures (TXU), a Texas based utility company, that had been telegraphed for months. The par-weighted, high yield bond default rate, as reported by JPMorgan, increased to 2.1% following the default, but if we exclude TXU, default rates were at 0.70%. Over the next one to two years, expectations for default rates continue to remain below historical averages.

Strategic Review and Outlook: Anticipating continued pockets of opportunity

For the six-months ended June 30, 2014, the Fund underperformed the benchmark on an NAV basis, but outperformed on a market price basis. The Fund’s underperformance can be attributed to an underweight to BB securities, which was the best performing rating class within high yield. Given the Fund’s focus on B-rated bonds, which we believe offer the best risk-return ratios, overall returns lagged. Security selection in gaming contributed positively to performance, while an underweight to banking and security selection within the software/services and telecommunication-integrated sectors detracted from performance.

Positive forces, such as benign economic growth rates, accessible capital markets and demand for fixed income products environment have contributed to a rally for high yield. From a yield perspective, valuations are tight versus historical averages and, in many cases, bonds are trading at or above their call prices. However, given an optimistic default forecast, on a risk-adjusted perspective, we believe there will continue to be pockets of opportunity within the high yield asset class.

Credit Suisse Asset Management Income Fund, Inc.

Semiannual Investment Adviser’s Report (continued)

June 30, 2014 (unaudited)

For the first half of 2014, our investment strategy continued to focus on shorter duration, especially given that many bonds with 8-10 year maturities rallied during the period and the yield curve is now relatively flat. Thus, we have taken profits in bonds within these maturity bands as they have traded up along with the Treasury market. Many of these names were added in the second and third quarter of 2013, when high yield markets were weaker.

In addition, the Fund’s trading activity in 2014 has been focused on purchases from the new issue calendar with 5-8 year maturities. We continued to reduce positions in the very short end of the curve in names that were callable over the next year or two and whose valuations were no longer compelling. We have also added to our exposure in leveraged loans, focusing on second lien loans as they offer short duration coupled with compelling current yields.

Additionally, we remained invested in lower beta securities whose valuations were less exposed to market fluctuations and emphasized B-rated bonds that exhibit the most compelling risk-return profiles.

Lastly, if additional rate volatility manifests during the remainder of 2014, we expect to take advantage of any dislocations in the market.

Thomas J. Flannery Chief Investment Officer*	John G. Popp Chief Executive Officer and President**

High-yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of the letter and the Fund holdings described in this document are as of December 31, 2013; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of dividends of $0.141 per share.
[2]	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. An index does not have transaction costs; investors cannot invest directly in an index.
*

Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Credit Investments Group (“CIG”) within the Asset Management business of Credit Suisse Group AG with responsibility for trading, directing investment decisions and analyzing investment

Credit Suisse Asset Management Income Fund, Inc.

Semiannual Investment Adviser’s Report (continued)

June 30, 2014 (unaudited)

opportunities. Mr. Flannery is also a member of the CIG Credit Committee. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.
**	John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group (“CIG”), with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as the Chief Executive Officer of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse Asset Management Income Fund, Inc.

Semiannual Investment Adviser’s Report (continued)

June 30, 2014 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of June 30, 2014)

S&P Ratings

BB	28.9%
B	48.8
CCC	13.9
NR	6.9

Subtotal	98.5
Equity and Other	0.1
Short-Term Investment[1]	1.4

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.
[1]	Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at June 30, 2014.

Average Annual Returns

June 30, 2014 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	10.94%	9.48%	14.33%	8.86%
Market Value	3.54%	6.62%	14.47%	8.61%

Credit Suisse may waive fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 0.73%.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments

June 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (73.7%)
Aerospace & Defense (0.4%)
$750	Ducommun, Inc., Global Company Guaranteed Notes (Callable 07/15/15 @ 104.88)	(B, B3)	07/15/18	9.750	$838,358

Airlines (0.4%)
500	Continental Airlines 2012-3, Class C Pass Thru Certificates	(B+, B1)	04/29/18	6.125	535,000
200	United Continental Holdings, Inc., Company Guaranteed Notes§	(B, B2)	06/01/18	6.375	216,500

					751,500

Auto Parts & Equipment (1.7%)
180	Lear Corp., Company Guaranteed Notes (Callable 03/15/15 @ 104.06)§	(BB, Ba2)	03/15/20	8.125	194,175
950	Lear Corp., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.38)§	(BB, Ba2)	01/15/23	4.750	950,000
500	Meritor, Inc., Company Guaranteed Notes (Callable 06/15/16 @ 105.06)§	(B-, B3)	06/15/21	6.750	540,300
1,750	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.31)§	(CCC, Caa1)	02/15/19	8.625	1,671,250

					3,355,725

Beverages (0.1%)
237	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 11/15/15 @ 105.00)‡	(CCC+, Caa2)	11/15/18	10.000	233,149

Brokerage (1.5%)
1,000	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/15 @ 105.81)§‡	(B, B1)	02/15/18	7.750	1,085,000
1,450	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 105.53)‡	(B, B1)	04/01/20	7.375	1,529,750
400	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 105.16)‡	(B, B1)	04/15/22	6.875	406,000

					3,020,750

Building & Construction (1.2%)
1,000	AV Homes, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/01/16 @ 106.38)‡	(B-, Caa1)	07/01/19	8.500	1,016,250
500	K Hovnanian Enterprises, Inc., Global Senior Secured Notes	(CCC+, Ba3)	11/01/21	2.000	355,000
1,000	Rialto Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 103.50)‡	(B, B2)	12/01/18	7.000	1,051,875

					2,423,125

Building Materials (2.4%)
1,750	Euramax International, Inc., Global Senior Secured Notes (Callable 07/31/14 @ 104.75)	(B-, Caa2)	04/01/16	9.500	1,750,000
1,850	Headwaters, Inc., Global Secured Notes (Callable 04/01/15 @ 103.81)	(B+, B2)	04/01/19	7.625	1,984,125
1,000	Headwaters, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/16 @ 103.63)‡	(CCC+, Caa2)	01/15/19	7.250	1,062,500

					4,796,625

Chemicals (3.7%)
150	Axalta Coating Systems Dutch Holding B B.V., Rule 144A, Company Guaranteed Notes (Callable 02/04/16 @ 105.53)§‡	(B-, Caa1)	05/01/21	7.375	164,250
500	Chemtura Corp., Company Guaranteed Notes (Callable 07/15/16 @ 104.31)§	(BB-, B1)	07/15/21	5.750	521,250
1,450	GrafTech International Ltd., Global Company Guaranteed Notes (Callable 11/15/16 @ 103.19)§	(BB+, Ba2)	11/15/20	6.375	1,500,750
500	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 105.63)‡	(BB-, Ba3)	05/01/20	7.500	546,250
750	Ineos Group Holdings S.A., Rule 144A, Company Guaranteed Notes (Callable 02/15/16 @ 102.94)‡	(B-, B3)	02/15/19	5.875	770,625
350	Ineos Group Holdings S.A., Rule 144A, Company Guaranteed Notes (Callable 05/15/15 @ 103.25)§‡	(B-, B3)	08/15/18	6.125	363,562
1,250	Polymer Group, Inc., Global Senior Secured Notes (Callable 02/01/15 @ 103.88)	(B-, B2)	02/01/19	7.750	1,334,375
1,000	Polymer Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 105.16)‡	(CCC+, Caa1)	06/01/19	6.875	1,020,000
276	Reichhold Industries, Inc., PIK, Rule 144A, Senior Secured Notes (Callable 07/31/14 @ 100.00)§‡	(CCC-, NR)	05/08/17	11.000	189,252
1,000	Taminco Global Chemical Corp., Rule 144A, Secured Notes (Callable 03/31/15 @ 107.31)‡	(B-, Caa1)	03/31/20	9.750	1,122,500

					7,532,814

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Consumer Products (2.2%)
$1,595	Alphabet Holding Co., Inc., PIK, Global Senior Unsecured Notes (Callable 07/31/14 @ 103.00)	(B-, Caa1)	11/01/17	8.500	$1,648,831
1,125	NBTY, Inc., Global Company Guaranteed Notes (Callable 10/01/14 @ 104.50)	(B, B3)	10/01/18	9.000	1,195,312
750	Ontex IV S.A., Rule 144A, Senior Secured Notes (Callable 07/30/14 @ 103.75)‡€	(B, Ba3)	04/15/18	7.500	1,073,072
400	Prestige Brands, Inc., Global Company Guaranteed Notes (Callable 02/01/16 @ 104.06)	(B+, B2)	02/01/20	8.125	448,000

					4,365,215

Diversified Capital Goods (1.4%)
750	Anixter, Inc., Global Company Guaranteed Notes§	(BB, Ba3)	05/01/19	5.625	809,062
1,550	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 102.75)‡	(B+, Ba2)	09/01/22	5.500	1,612,000
359	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ 104.38)	(NR, B1)	09/01/20	8.750	400,734

					2,821,796

Energy - Exploration & Production (6.1%)
1,900	Bonanza Creek Energy, Inc., Global Company Guaranteed Notes (Callable 04/15/17 @ 103.38)	(B-, B3)	04/15/21	6.750	2,042,500
1,975	EPL Oil & Gas, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.13)	(B, B3)	02/15/18	8.250	2,123,125
1,000	Harkand Finance, Inc., Reg S, Rule 144A, Senior Secured Notes (Callable 03/28/16 @ 104.50)‡[1]	(NR, NR)	03/28/19	7.500	1,013,750
600	Memorial Production Finance Corp., Global Company Guaranteed Notes (Callable 05/01/17 @ 103.81)	(B-, Caa1)	05/01/21	7.625	630,750
675	Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 11/01/16 @ 103.25)	(B+, B2)	11/01/21	6.500	729,000
895	Oasis Petroleum, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/17 @ 103.44)‡	(B+, B2)	03/15/22	6.875	980,025
1,510	PDC Energy, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 103.88)	(B-, B3)	10/15/22	7.750	1,691,200
1,200	Stone Energy Corp., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.75)	(B-, B3)	11/15/22	7.500	1,329,000
1,124	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 06/15/15 @ 104.25)§	(B-, B3)	06/15/19	8.500	1,219,540
650	Whiting Petroleum Corp., Company Guaranteed Notes (Callable 12/15/20 @ 100.00)	(BB+, Ba2)	03/15/21	5.750	713,375

					12,472,265

Food - Wholesale (0.5%)
346	Big Heart Pet Brands, Global Company Guaranteed Notes (Callable 07/31/14 @ 103.81)	(CCC+, Caa1)	02/15/19	7.625	360,999
600	Smithfield Foods, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/16 @ 104.41)‡	(BB-, B2)	08/01/21	5.875	636,000

					996,999

Forestry & Paper (0.0%)
1,000	Stone & Webster, Inc.[2]	(NR, NR)	10/23/19	0.000	1,000

Gaming (1.3%)
925	Affinity Gaming Finance Corp., Global Company Guaranteed Notes (Callable 05/15/15 @ 104.50)	(B-, NR)	05/15/18	9.000	980,500
605	Choctaw Resort Development Enterprise, Rule 144A, Senior Unsecured Notes (Callable 07/31/14 @ 101.21)‡	(B, Caa1)	11/15/19	7.250	600,463
750	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/17 @ 104.13)‡€	(B, B2)	02/15/21	8.250	1,103,877

					2,684,840

Gas Distribution (2.5%)
1,500	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	1,740,000
350	Genesis Energy Finance LP, Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B, B1)	02/15/21	5.750	365,750
750	Genesis Energy LP, Company Guaranteed Notes (Callable 06/15/19 @ 102.81)	(B, B1)	06/15/24	5.625	767,812
2,000	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 103.25)	(BB-, B1)	03/01/20	6.500	2,165,000

					5,038,562

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Health Facilities (2.5%)
$500	MPT Finance Corp., Company Guaranteed Notes (Callable 02/15/17 @ 103.19)	(BB, Ba1)	02/15/22	6.375	$538,750
1,360	MPT Finance Corp., Global Company Guaranteed Notes (Callable 05/01/16 @ 103.44)	(BB, Ba1)	05/01/21	6.875	1,489,200
698	Symbion, Inc., Global Company Guaranteed Notes (Callable 07/31/14 @ 100.00)	(CCC+, Caa2)	08/23/15	11.000	703,423
1,175	Symbion, Inc., Global Senior Secured Notes (Callable 07/31/14 @ 104.00)§	(B, B2)	06/15/16	8.000	1,233,750
1,000	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, B3)	04/01/22	8.125	1,160,000

					5,125,123

Health Services (1.8%)
400	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ 105.00)§‡	(CCC, Caa2)	08/15/18	11.000	384,000
1,523	MedAssets, Inc., Global Company Guaranteed Notes (Callable 11/15/14 @ 104.00)	(B, B3)	11/15/18	8.000	1,618,187
550	Service Corp. International, Senior Unsecured Notes§	(BB-, B1)	11/15/21	8.000	649,000
1,000	STHI Holding Corp., Rule 144A, Secured Notes (Callable 07/31/14 @ 106.00)‡	(B, B2)	03/15/18	8.000	1,061,250

					3,712,437

Insurance Brokerage (1.2%)
1,850	A-S Merger Sub LLC, Rule 144A, Senior Unsecured Notes (Callable 12/15/15 @ 103.94)‡	(CCC+, Caa2)	12/15/20	7.875	1,963,313
300	Towergate Finance PLC, Rule 144A, Senior Secured Notes (Callable 07/30/14 @ 101.00)‡£#	(NR, B1)	02/15/18	6.027	502,054

					2,465,367

Investments & Misc. Financial Services (0.7%)
750	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 10/01/15 @ 107.78)‡£	(B+, B2)	10/01/19	10.375	1,465,973

Leisure (0.6%)
1,250	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/16 @ 103.94)‡	(BB-, B3)	01/15/21	5.250	1,284,375

Media - Broadcast (0.5%)
1,000	Sinclair Television Group, Inc., Global Company Guaranteed Notes (Callable 11/01/16 @ 104.78)	(B, B1)	11/01/21	6.375	1,068,750

Media - Cable (1.7%)
800	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 12/15/16 @ 104.88)‡	(BB-, B1)	01/15/22	6.500	854,000
150	Cablevision Systems Corp., Senior Unsecured Notes	(B, B1)	04/15/18	7.750	170,063
600	Cablevision Systems Corp., Senior Unsecured Notes§	(B, B1)	04/15/20	8.000	683,625
1,000	DISH DBS Corp., Global Company Guaranteed Notes§	(BB-, Ba3)	06/01/21	6.750	1,142,500
500	Harron Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 104.56)‡	(B-, Caa1)	04/01/20	9.125	560,000

					3,410,188

Media - Diversified (2.2%)
1,750	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63)‡	(BB-, Ba3)	02/01/20	7.250	1,872,500
1,815	National CineMedia LLC, Global Senior Unsecured Notes (Callable 07/15/16 @ 103.94)	(B, B2)	07/15/21	7.875	1,978,350
600	Outerwall, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/17 @ 104.41)‡	(BB-, Ba3)	06/15/21	5.875	607,500

					4,458,350

Media - Services (1.9%)
425	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	455,813
1,475	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	1,596,687
1,650	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 01/15/16 @ 104.50)‡	(B+, B1)	01/15/21	6.000	1,711,875

					3,764,375

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Metals & Mining - Excluding Steel (5.8%)
$1,350	Boart Longyear Management Pty. Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ 103.50)§‡	(CCC+, Caa2)	04/01/21	7.000	$1,019,250
700	Boart Longyear Management Pty. Ltd., Rule 144A, Senior Secured Notes‡	(B, B3)	10/01/18	10.000	735,000
1,350	Calcipar S.A., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44)§‡	(BB, Ba3)	05/01/18	6.875	1,431,000
1,050	Eldorado Gold Corp., Rule 144A, Senior Unsecured Notes (Callable 12/15/16 @ 103.06)‡	(BB, Ba3)	12/15/20	6.125	1,065,750
1,100	Global Brass & Copper, Inc., Global Senior Secured Notes (Callable 06/01/16 @ 104.75)	(B, B3)	06/01/19	9.500	1,259,500
1,841	KGHM International Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 103.88)‡	(BB-, B1)	06/15/19	7.750	1,985,979
1,500	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 105.50)§	(CCC+, Caa2)	06/01/19	11.000	1,496,250
1,700	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15 @ 103.88)	(B, B3)	04/15/19	7.750	1,717,000
1,500	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63)‡	(NR, NR)	05/15/19	9.250	975,000

					11,684,729

Oil Field Equipment & Services (4.8%)
1,900	Calfrac Holdings LP, Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 103.75)‡	(BB-, B1)	12/01/20	7.500	2,052,000
1,200	Pacific Drilling S.A., Reg S, Senior Unsecured Notes[1]	(NR, NR)	02/23/15	8.250	1,243,500
600	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 12/01/15 @ 103.63)‡	(B+, B2)	12/01/17	7.250	637,500
950	Parker Drilling Co., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 103.38)‡	(B+, B1)	07/15/22	6.750	992,750
614	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 07/31/14 @ 104.94)	(B+, B2)	03/15/18	9.875	644,731
1,500	Shelf Drilling Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 104.31)§‡	(B+, B1)	11/01/18	8.625	1,612,500
1,500	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.88)‡	(B-, B3)	11/15/19	9.750	1,530,000
1,000	Trinidad Drilling Ltd., Rule 144A, Company Guaranteed Notes (Callable 01/15/15 @ 103.94)‡	(BB, B1)	01/15/19	7.875	1,062,500

					9,775,481

Oil Refining & Marketing (2.6%)
2,000	Coffeyville Finance, Inc., Global Secured Notes (Callable 11/01/17 @ 103.25)	(B+, B2)	11/01/22	6.500	2,120,000
975	Northern Tier Finance Corp., Global Senior Secured Notes (Callable 11/15/15 @ 105.34)§	(BB-, B1)	11/15/20	7.125	1,061,531
1,850	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16 @ 104.13)	(BB+, Ba3)	02/15/20	8.250	2,025,750

					5,207,281

Packaging (2.1%)
1,000	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/31/17 @ 103.38)§‡	(CCC+, Caa1)	01/31/21	6.750	1,035,000
88	Ardagh Holdings U.S.A., Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 103.50)‡	(NR, Caa1)	11/15/20	7.000	91,765
300	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ 104.63)‡€	(CCC+, Caa1)	10/15/20	9.250	448,739
1,850	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 02/15/16 @ 104.13)§	(CCC+, Caa2)	02/15/21	8.250	2,021,125
700	Signode Industrial Group U.S., Inc., Rule 144A, Senior Unsecured Notes (Callable 05/01/17 @ 104.78)‡	(CCC+, Caa1)	05/01/22	6.375	710,500

					4,307,129

Pharmaceuticals (0.3%)
350	Capsugel Finance Co. S.C.A., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ 107.41)‡€	(B-, B3)	08/01/19	9.875	517,587

Real Estate Investment Trusts (1.6%)
2,000	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ 103.63)	(B, Ba3)	04/15/19	7.250	2,112,500
1,200	iStar Financial, Inc., Senior Unsecured Notes (Callable 07/01/16 @ 102.50)	(B+, B3)	07/01/19	5.000	1,206,000

					3,318,500

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Restaurants (0.8%)
$1,600	Seminole Hard Rock International LLC, Rule 144A, Company Guaranteed Notes (Callable 05/15/16 @ 104.41)‡	(BB-, B2)	05/15/21	5.875	$1,612,000

Software/Services (4.4%)
600	Comdata, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/11/14 @ 100.00)‡	(CCC, Caa2)	11/15/17	8.125	607,500
1,850	Epicor Software Corp., Global Company Guaranteed Notes (Callable 05/01/15 @ 104.31)	(CCC+, B3)	05/01/19	8.625	2,000,312
1,125	First Data Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15 @ 103.69)‡	(B+, B1)	06/15/19	7.375	1,210,781
650	First Data Corp., Rule 144A, Senior Secured Notes (Callable 11/01/15 @ 105.06)§‡	(B+, B1)	11/01/20	6.750	705,250
400	Infor U.S., Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 107.03)	(B-, Caa1)	04/01/19	9.375	447,000
625	Infor U.S., Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 107.50)€	(B-, Caa1)	04/01/19	10.000	975,520
1,500	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)§	(BB-, B2)	01/15/23	4.500	1,305,000
1,598	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 01/15/15 @ 104.56)	(B-, Caa1)	01/15/19	9.125	1,715,853

					8,967,216

Specialty Retail (1.2%)
1,350	Brown Shoe Co., Inc., Global Company Guaranteed Notes (Callable 07/31/14 @ 105.34)	(B+, B3)	05/15/19	7.125	1,427,625
975	Netflix, Inc., Rule 144A, Senior Unsecured Notes§‡	(BB-, Ba3)	03/01/24	5.750	1,023,750

					2,451,375

Steel Producers/Products (0.3%)
550	JMC Steel Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/31/14 @ 106.19)§‡	(B-, Caa1)	03/15/18	8.250	563,750

Support-Services (3.3%)
1,250	CoreLogic, Inc., Global Company Guaranteed Notes (Callable 06/01/16 @ 103.63)	(B+, B1)	06/01/21	7.250	1,357,812
750	Garda World Security Corp., Rule 144A, Company Guaranteed Notes (Callable 11/15/16 @ 105.44)‡	(B-, Caa1)	11/15/21	7.250	792,187
1,731	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)	(B+, B3)	09/01/22	7.000	1,921,410
950	Safway Finance Corp., Rule 144A, Secured Notes (Callable 05/15/15 @ 103.50)‡	(B, B3)	05/15/18	7.000	1,011,750
575	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ 103.31)	(B+, B1)	02/15/21	6.625	619,563
915	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 05/15/16 @ 103.69)	(BB-, B2)	05/15/20	7.375	1,015,650

					6,718,372

Telecom - Integrated/Services (3.2%)
925	Altice S.A., Rule 144A, Senior Secured Notes (Callable 05/15/17 @ 105.81)§‡	(B, B3)	05/15/22	7.750	989,750
350	Hellas Telecommunications Luxembourg II S.C.A., Rule 144A, Subordinated Notes‡[1]^ø	(NR, NR)	01/15/15	0.000	—
322	Hughes Satellite Systems Corp., Global Company Guaranteed Notes	(B-, B3)	06/15/21	7.625	370,300
600	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 04/01/15 @ 103.63)	(B+, B3)	04/01/19	7.250	640,500
750	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 04/01/16 @ 103.75)	(B+, B3)	04/01/21	7.500	824,062
250	Intelsat Luxembourg S.A., Global Company Guaranteed Notes (Callable 06/01/15 @ 103.38)§	(B-, Caa2)	06/01/18	6.750	265,938
800	Intelsat Luxembourg S.A., Global Company Guaranteed Notes (Callable 06/01/17 @ 103.88)§	(B-, Caa2)	06/01/21	7.750	850,000
700	Numericable Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/17 @ 104.50)‡	(B+, Ba3)	05/15/22	6.000	728,875
1,200	Numericable Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.13)§‡	(B+, Ba3)	05/15/24	6.250	1,254,000
545	Zayo Capital, Inc., Global Senior Secured Notes (Callable 07/01/15 @ 104.06)	(B, B1)	01/01/20	8.125	596,094

					6,519,519

Telecom - Wireless (0.4%)
800	Sprint Corp., Rule 144A, Company Guaranteed Notes‡	(BB-, B1)	06/15/24	7.125	850,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Telecommunications Equipment (1.5%)
$1,200	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/15 @ 103.50)‡	(B, B1)	04/01/19	7.000	$1,206,000
1,700	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 104.75)‡	(BB+, Ba1)	12/01/16	9.500	1,831,750

					3,037,750

Textiles & Apparel (0.3%)
150	IT Holding Finance S.A., Company Guaranteed Notes€ø	(NR, NR)	11/15/25	9.875	2,023
500	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 04/15/16 @ 104.94)‡€	(B-, B3)	04/15/19	9.875	662,395

					664,418

Theaters & Entertainment (1.9%)
750	Activision Blizzard, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/16 @ 104.22)‡	(BB+, Ba2)	09/15/21	5.625	810,000
550	Activision Blizzard, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/18 @ 103.06)§‡	(BB+, Ba2)	09/15/23	6.125	606,375
775	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 02/15/17 @ 104.41)§	(B-, B3)	02/15/22	5.875	809,875
857	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 12/01/15 @ 104.88)§	(B-, B3)	12/01/20	9.750	981,265
650	Carmike Cinemas, Inc., Global Secured Notes (Callable 05/15/15 @ 105.53)	(BB, B1)	05/15/19	7.375	710,125

					3,917,640

Transportation - Excluding Air/Rail (0.7%)
400	Navios Maritime Finance II U.S., Inc., Rule 144A, Senior Secured Notes (Callable 01/15/17 @ 105.53)‡	(BB-, B1)	01/15/22	7.375	413,000
1,000	Teekay Offshore Finance Corp., Global Senior Unsecured Notes	(NR, NR)	07/30/19	6.000	1,007,500

					1,420,500

TOTAL CORPORATE BONDS (Cost $143,912,358)					149,620,908

BANK LOANS (16.0%)
Auto Parts & Equipment (0.4%)
750	Jason, Inc.#	(CCC+, Caa1)	05/21/22	8.000	738,750

Beverages (0.2%)
500	Del Monte Foods, Inc.#	(CCC+, Caa1)	08/18/21	8.250	492,345

Building Materials (0.6%)
1,200	Panolam Industries International, Inc.#	(BB-, B2)	08/30/17	7.264	1,200,750

Chemicals (2.9%)
1,750	AZ Chem U.S., Inc.#	(B-, B1)	06/12/22	7.500	1,783,355
1,000	Oxbow Carbon LLC#	(BB-, B2)	01/17/20	8.000	1,026,250
1,995	Ravago Holdings America, Inc.#	(BB-, B2)	12/20/20	5.500	2,014,950
1,000	Royal Adhesives and Sealants LLC#	(CCC+, Caa2)	01/31/19	9.750	1,022,085

					5,846,640

Consumer Products (0.8%)
1,500	Ranpak Corp.#	(B-, Caa1)	04/23/20	8.500	1,531,875

Diversified Capital Goods (0.5%)
611	Flint Group Holdings Sarl#	(NR, NR)	12/30/16	7.334	616,873
434	Flint Group Holdings Sarl#	(NR, NR)	06/29/18	7.834	437,496

					1,054,369

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS
Electronics (0.7%)
$1,481	FIDJI Luxembourg (BC4) Sarl#	(BB-, B1)	12/24/20	6.250	$1,496,070

Energy - Exploration & Production (0.7%)
1,001	Delek Benelux B.V.€#	(NR, NR)	02/08/17	5.230	1,370,862

Financial Services (0.5%)
1,000	MergerMarket U.S.A., Inc.#	(CCC+, Caa2)	02/04/22	7.500	996,880

Gaming (0.5%)
998	Abercrombie & Kent U.S. Group Holdings, Inc.#^	(NR, NR)	12/09/18	5.000	952,613

Health Services (0.4%)
750	Phillips-Medisize Corp.#	(CCC+, Caa2)	05/30/22	7.750	756,563

Hotels (0.6%)
1,250	Four Seasons Holdings, Inc.#	(B-, Caa1)	12/28/20	6.250	1,273,437

Investments & Misc. Financial Services (1.9%)
1,000	Ascensus, Inc.#	(CCC+, Caa1)	12/11/20	9.000	1,022,500
500	Liquidnet Holdings, Inc.#	(B, B3)	05/22/19	7.750	498,125
856	StoneRiver Group LP#	(CCC+, Caa1)	05/29/20	8.500	862,098
1,500	TransFirst Holdings, Inc.#	(CCC+, Caa1)	06/27/18	7.500	1,512,653

					3,895,376

Machinery (0.6%)
1,250	CPM Acquisition Corp.#	(B, Caa1)	03/01/18	10.250	1,273,437

Media - Broadcast (0.3%)
500	All3Media International£#	(B, B3)	06/30/22	7.250	684,575

Oil Field Equipment & Services (0.9%)
1,000	Shelf Drilling Holdings Ltd.#	(B+, B2)	10/08/18	10.000	1,025,000
750	UTEX Industries, Inc.#	(CCC+, Caa2)	05/22/22	8.250	760,312

					1,785,312

Printing & Publishing (0.1%)
32	Hibu Connect S.A.€#	(NR, NR)	03/01/19	1.500	12,394
277	YH Ltd.#	(CCC+, NR)	03/01/19	5.231	77,200
509	YH Ltd.#	(CCC-, NR)	03/01/24	1.000	142,049

					231,643

Software/Services (0.5%)
1,000	Intralinks, Inc.#	(BB, B2)	02/21/19	7.250	1,001,250

Specialty Retail (0.8%)
1,500	BJ’s Wholesale Club, Inc.#	(CCC, Caa2)	03/26/20	8.500	1,540,785

Telecom - Integrated/Services (0.5%)
1,000	Omnitracs, Inc.#	(CCC+, Caa1)	05/25/21	8.750	1,014,375

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS
Telecom - Wireless (0.4%)
$918	Maritime Telecommunications Network, Inc.#	(B+, NR)	03/03/16	7.500	$849,111

Theaters & Entertainment (0.4%)
1,000	CKX, Inc.#	(B+, B1)	06/21/17	9.000	900,000

Transportation - Excluding Air/Rail (0.8%)
1,496	Navios Partners Finance (U.S.), Inc.#	(BB, Ba3)	06/27/18	5.250	1,518,675

TOTAL BANK LOANS (Cost $31,596,819)					32,405,693

ASSET BACKED SECURITIES (8.7%)
Collateralized Debt Obligations (8.7%)
1,000	Carlyle Global Market Strategies CLO Ltd., 2012-4A, Rule 144A‡[1]	(NR, NR)	01/20/25	0.000	980,554
2,000	CIFC Funding Ltd., 2012-2X#	(BB-, NR)	12/05/24	6.227	1,999,430
1,000	ECP CLO Ltd., 2013-5A, Rule 144A‡#	(BB, NR)	01/20/25	4.428	889,414
1,000	Galaxy XIV CLO Ltd., 2012-14A, Rule 144A‡#	(BB, NR)	11/15/24	5.624	960,483
1,000	Greywolf CLO III Ltd., 2014-1A, Rule 144A‡#	(BB, NR)	04/22/26	5.326	934,327
1,000	Halcyon Loan Advisors Funding Ltd., 2012-2A, Rule 144A‡#	(BB, NR)	12/20/24	5.631	955,043
1,000	Hildene CLO II Ltd., 2014-2A, Rule 144A‡#	(NR, Ba3)	07/19/26	5.376	931,481
1,000	ING Investment Management CLO Ltd., 2012-1RA, Rule 144A‡#	(B, NR)	03/14/22	6.731	1,000,502
1,000	Jamestown CLO III Ltd., 2013-3A, Rule 144A‡#	(BB-, NR)	01/15/26	4.843	904,450
1,000	JFIN CLO Ltd., 2013-1A, Rule 144A‡#	(BB, NR)	01/20/25	4.978	915,179
1,500	Ocean Trails CLO IV, 2013-4A, Rule 144A‡#	(B, NR)	08/13/25	6.124	1,361,136
1,000	OZLM Funding V Ltd., 2013-5A, Rule 144A‡#	(BB, NR)	01/17/26	5.006	915,798
1,000	Shackleton I CLO Ltd., 2012-1A, Rule 144A‡#	(BB, NR)	08/14/23	6.423	988,514
1,000	Shackleton II CLO Ltd., 2012-2A, Rule 144A‡#	(BB, NR)	10/20/23	5.437	950,584
1,000	TICP CLO I Ltd., 2014-1A, Rule 144A‡#	(BB, NR)	04/26/26	4.734	894,400
1,325	Venture XVII CLO Ltd., 2014-17A, Rule 144A‡#	(NR, Ba2)	07/15/26	5.284	1,203,152
1,000	WhiteHorse VIII Ltd., 2014-1A, Rule 144A‡#	(NR, Ba3)	05/01/26	4.764	874,310

TOTAL ASSET BACKED SECURITIES (Cost $17,561,762)					17,658,757

Number of Shares
COMMON STOCKS (0.3%)
Automakers (0.0%)
1,219	Safelite Realty Corp.^*				—

Building & Construction (0.1%)
14,400	Ashton Woods U.S.A. LLC, Class B^*				241,056

Building Materials (0.0%)
372	Dayton Superior Corp.^*				—

Chemicals (0.1%)
4,893	Huntsman Corp.				137,493

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Number of Shares				Value

COMMON STOCKS
Gaming (0.0%)
36,250	Majestic Holdco LLC*			$30,813
1,500	Progressive Gaming International Corp.*			6

				30,819

Media (0.0%)
196,453	Hibu PLC£^*			—

Media - Broadcast (0.1%)
26,986	Cumulus Media, Inc., Class A*			177,838

TOTAL COMMON STOCKS (Cost $375,436)				587,206

PREFERRED STOCK (0.0%)
Building Materials (0.0%)
413	Dayton Superior Corp.^* (Cost $156,000)			—

SHORT-TERM INVESTMENTS (11.4%)
20,337,515	State Street Navigator Prime Portfolio, 0.14%§§			20,337,515

Par (000)		Maturity	Rate%
$2,853	State Street Bank and Trust Co. Euro Time Deposit	07/01/14	0.010	2,853,000

TOTAL SHORT-TERM INVESTMENTS (Cost $23,190,515)				23,190,515

TOTAL INVESTMENTS AT VALUE (110.1%) (Cost $216,792,890)				223,463,079

LIABILITIES IN EXCESS OF OTHER ASSETS (-10.1%)				(20,537,345)

NET ASSETS (100.0%)				$202,925,734

INVESTMENT ABBREVIATIONS

NR = Not Rated

PIK = Payment in Kind

†	Credit ratings given by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

§	Security or portion thereof is out on loan (See note 2).

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $80,288,250 or 39.6% of net assets.

€	This security is denominated in Euro.

[1]	REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[2]	Zero coupon security.

£	This security is denominated in British Pound.

#	Variable rate obligations - The interest rate is the rate as of June 30, 2014.

^	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

ø	Bond is currently in default.

*	Non-income producing security.

§§	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at June 30, 2014.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value	Net Unrealized Appreciation (Depreciation)
EUR	425,000	USD	579,140	07/15/14	Morgan Stanley	$579,140	$581,917	$2,777
USD	7,575,961	EUR	5,490,000	07/15/14	Morgan Stanley	(7,575,961)	(7,517,003)	58,958
USD	1,938,913	GBP	1,160,000	07/15/14	Morgan Stanley	(1,938,913)	(1,983,228)	(44,315)

								$17,420

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $20,337,515 (Cost $216,792,890) (Note 2)	$223,463,079 [1]
Cash	592
Foreign currency at value (cost $694,735)	699,399
Dividend and interest receivable	2,835,510
Receivable for investments sold	446,231
Unrealized appreciation on forward currency contracts (Note 2)	61,735
Prepaid expenses and other assets	35,089

Total Assets	227,541,635

Liabilities
Advisory fee payable (Note 3)	235,468
Administrative services fee payable (Note 3)	9,253
Payable upon return of securities loaned (Note 2)	20,337,515
Payable for investments purchased	3,858,133
Directors’ fee payable	45,334
Unrealized depreciation on forward currency contracts (Note 2)	44,315
Accrued expenses	85,883

Total Liabilities	24,615,901

Net Assets
Applicable to 52,240,353 shares outstanding	$202,925,734

Net Assets
Capital stock, $.001 par value (Note 6)	52,240
Paid-in capital (Note 6)	244,857,199
Accumulated net investment loss	(855,456)
Accumulated net realized loss on investments and foreign currency transactions	(47,813,638)
Net unrealized appreciation from investments and foreign currency translations	6,685,389

Net Assets	$202,925,734

Net Asset Value Per Share ($202,925,734 / 52,240,353)	$3.88

Market Price Per Share	$3.65

[1]	Including $19,953,435 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2014 (unaudited)

Investment Income (Note 2)
Interest	$7,325,055
Dividends	1,223
Securities lending (net of rebates)	27,227

Total investment income	7,353,505

Expenses
Investment advisory fees (Note 3)	467,465
Administrative services fees (Note 3)	29,633
Directors’ fees	64,912
Printing fees (Note 3)	58,636
Legal fees	34,678
Transfer agent fees	27,065
Audit and tax fees	25,340
Custodian fees	13,786
Stock exchange listing fees	5,207
Insurance expense	2,791
Commitment fees (Note 4)	333
Miscellaneous expense	3,953

Total expenses	733,799

Net investment income	6,619,706

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	789,432
Net realized loss from foreign currency transactions	(273,616)
Net change in unrealized appreciation (depreciation) from investments	2,157,379
Net change in unrealized appreciation (depreciation) from foreign currency translations	219,219

Net realized and unrealized gain from investments and foreign currency related items	2,892,414

Net increase in net assets resulting from operations	$9,512,120

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (unaudited)	For the Year Ended December 31, 2013
From Operations
Net investment income	$6,619,706	$14,669,454
Net realized gain (loss) from investments and foreign currency transactions	515,816	(877,591)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	2,376,598	3,324,678

Net increase in net assets resulting from operations	9,512,120	17,116,541

From Dividends and Distributions
Dividends from net investment income	(7,365,890)	(14,699,374)
Return of capital	—	(654,087)

Total dividends and distributions	(7,365,890)	(15,353,461)

From Capital Share Transactions (Note 6)
Issuance of 0 and 15,453 shares through the directors compensation plan (Note 3)	—	59,121
Net proceeds from at-the-market offering cost (Note 7)	—	8,300,803
At-the-market offering costs	—	(186,016)
Reinvestment of dividends	—	170,002

Net increase in net assets from capital share transactions	—	8,343,910

Net increase in net assets	2,146,230	10,106,990
Net Assets
Beginning of period	200,779,504	190,672,514

End of period	$202,925,734	$200,779,504

Accumulated net investment loss	$(855,456)	$(109,272)

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2014 (unaudited)	For the Year Ended December 31,
		2013	2012	2011	2010	2009
Per share operating performance
Net asset value, beginning of period	$3.84	$3.80	$3.60	$3.70	$3.56	$2.52

INVESTMENT OPERATIONS
Net investment income	0.13	0.28	0.32	0.30	0.32	0.31
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	0.05	0.05	0.20	(0.11)	0.17	1.07

Total from investment activities	0.18	0.33	0.52	0.19	0.49	1.38

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.29)	(0.32)	(0.29)	(0.35)	(0.30)
Return of capital	—	(0.01)	—	—	—	(0.04)

Total dividends and distributions	(0.14)	(0.30)	(0.32)	(0.29)	(0.35)	(0.34)

CAPITAL SHARE TRANSACTIONS
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	—	0.01	—	—	—	—

Net asset value, end of period	$3.88	$3.84	$3.80	$3.60	$3.70	$3.56

Per share market value, end of period	$3.65	$3.56	$4.03	$3.65	$3.56	$3.36

TOTAL INVESTMENT RETURN[1]
Net asset value	5.04%	9.34%	14.95%	5.35%	14.71%	58.07%
Market value	6.59%	(4.42)%	20.24%	11.02%	16.94%	63.46%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$202,926	$200,780	$190,673	$180,011	$184,943	$177,654
Ratio of expenses to average net assets	0.73%[2]	0.76%	0.75%	0.73%	0.76%	0.73%
Ratio of net investment income to average net assets	6.60%[2]	7.40%	8.49%	8.09%	8.76%	10.14%
Portfolio turnover rate	42%	69%	67%	57%	86%	54%

[1]	Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Total returns for periods less than one year are not annualized.
[2]	Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

June 30, 2014 (unaudited)

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) was incorporated on February 11, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek current income through investment primarily in debt securities.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors (the “Board”) to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Fund’s Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$149,620,908	$—	$149,620,908
Bank Loans	—	31,453,080	952,613	32,405,693
Asset Backed Securities	—	17,658,757	—	17,658,757
Common Stocks	315,337	30,813	241,056	587,206
Preferred Stocks	—	—	0	0
Short-term Investments	—	23,190,515	—	23,190,515
Other Financial Instruments*
Forward Foreign Currency Contracts	—	17,420	—	17,420

	$315,337	$221,971,493	$1,193,669	$223,480,499

*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

The following is a reconciliation of investments as of June 30, 2014 in which significant unobservable inputs were used in determining value. Transfers in or out of Level 3 represent the end of the period value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate Bonds	Bank Loans	Common Stocks	Preferred Stock	Total
Balance as of December 31, 2013	$3,943	$6,992,382	$214,704	$0	$7,211,029
Accrued discounts (premiums)	5	65,088	—	—	65,093
Purchases	19	944,792	—	—	944,811
Sales	(4,045)	(82,042)	—	—	(86,087)
Realized gain (loss)	(849,933)	7,984	—	—	(841,949)
Change in unrealized appreciation (depreciation)	850,011	(27,805)	26,352	0	848,558
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(6,947,786)	—	—	(6,947,786)

Balance as of June 30, 2014	$—	$952,613	$241,056	$—	$1,193,669

Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2014	$—	$2,848	$26,352	$0	$29,200

The Fund follows Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the six months ended June 30, 2014, there were no transfers in and out of Level 1 and Level 2, but there was $6,947,786 transferred out from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers are assumed to occur at the end of the reporting period.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. For the six months ended June 30, 2014, the Fund’s derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of June 30, 2014

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$61,735	Unrealized depreciation on forward currency contracts	$44,315

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized loss from forward currency contracts*	$(230,172)	Net change in unrealized appreciation (depreciation) from forward currency contracts*	$227,033

*	Statement of Operations includes both forward currency contracts and foreign currency transactions/translations.

The notional amount of forward foreign currency contracts at the period ended June 30, 2014 are reflected in the Schedule of Investments. The notional amounts of forward foreign currency contracts at each month end throughout the reporting period averaged approximately 4.4% of net assets of the Fund.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets net of related collateral held by the Fund at June 30, 2014:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$61,735	$(44,315)	$—	$17,420

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

The following table presents by counterparty the Fund’s derivative liabilities net of related collateral pledged by the Fund at June 30, 2014:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$44,315	$(44,315)	$—	$—

(a)	Represents forward currency exchange contracts.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company (“SSB”), the Fund’s custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of June 30, 2014, the Fund had investment securities on loan with a fair value of $19,953,435 and a related liability of $20,337,515 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in level 2. For the six months ended June 30, 2014, the value of the related collateral exceeded the value of the securities loaned.

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended June 30, 2014, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $32,075, of which $0 was rebated from borrowers (brokers). The Fund retained $27,227 in income from the cash collateral investment, and SSB, as lending agent, was paid $4,848. Securities lending income is accrued as earned.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

J) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

K) SUBSEQUENT EVENTS — In preparing the financial statements as of June 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund’s outstanding shares or its average weekly net assets. For the six months ended June 30, 2014, investment advisory fees earned were $467,465.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended June 30, 2014, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $29,633.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. During the year ended December 31, 2013 and the six months ended June 30, 2014, 15,453 shares and 0 shares were issued through the Directors’ compensation plan, respectively. Directors as a group own less than 1% of the Fund’s outstanding shares.

Merrill Corporation (“Merrill”), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2014, Merrill was paid $18,731 for its services by the Fund. This amount was included in the printing fees presented on the Statement of Operations. Effective July 23, 2014, Merrill is no longer considered an affiliate.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the “Participating Funds”), participates in a committed, unsecured line of credit facility (“Credit Facility”), in an aggregated amount of $200 million for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. During the six months ended June 30, 2014, the Fund had no borrowings outstanding under the Credit Facility.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

Note 5. Purchases and Sales of Securities

For the six months ended June 30, 2014, purchases and sales of investment securities (excluding short-term investments) were $88,957,860 and $82,182,064, respectively.

Note 6. Fund Shares

The Fund has one class of shares of common stock, par value $.001 per share; one hundred million shares are authorized. Transactions in shares of common stock were as follows:

	For the Six Months Ended June 30, 2014 (unaudited)	For the Year Ended December 31, 2013
Shares issued through the Directors compensation plan	—	15,453
Shares issued through at-the-market offerings	—	2,034,748
Shares issued through reinvestment of dividends	—	43,793

Net increase	—	2,093,994

Note 7. Shelf Offering

On January 22, 2013, the Fund’s “shelf” registration was declared effective by the SEC. The shelf registration statement enables the Fund to issue up to $40 million in shares of common stocks through one or more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund’s prospectus included in the shelf registration statement. On February 1, 2013, the Fund filed a prospectus supplement relating to an at-the-market offering of the Fund’s shares of common stock. Any proceeds raised through such offering will be used for investment purposes. For the year ended December 31, 2013, the Fund had offered and sold 2,034,748 shares of common stock in at-the-market offerings, resulting in proceeds (net of commissions) of $8,300,803. The Fund did not have an effective “shelf” registration statement during the six months ended June 30, 2014.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the “Department of Justice”) filed a one-count criminal information (the “Information”) in the District Court for the Eastern District of Virginia charging Credit Suisse AG (“CSAG”) with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the “Plea Agreement”) settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the “Federal Reserve”) to resolve certain findings

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG’s New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the “DFS”) to resolve the DFS’s investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG (“CS Group”), the parent company of CSAG, with the Securities and Exchange Commission (the “Commission”) on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

Credit Suisse Asset Management Income Fund, Inc.

Results of Annual Meeting of Shareholders (unaudited)

On April 22, 2014, the Annual Meeting of Shareholders of the Fund was held. Robert Wilson, in his capacity as Inspector, reported that, with respect to the proposal relating to the election of two Directors, the following number of Shares were voted:

NOMINEE	“FOR” NOMINEE	WITHHELD
James C. Cattano	42,904,416	1,682,077
Steven N. Rappaport	44,962,487	1,624,007

In addition to the Trustees elected at the meeting, Enrique R. Arzac, Terry Fires Bovarnick, Lawrence J. Fox and John G. Popp continue to serve as Directors of the Fund.

Credit Suisse Asset Management Income Fund, Inc.

Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use (“individual investors”). Specified sections of this notice, however, also apply to other types of investors (called “institutional investors”). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•	Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•	Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•	We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

•	We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•	In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Credit Suisse Asset Management Income Fund, Inc.

Notice of Privacy and Information Practices (unaudited) (continued)

Confidentiality and security

•	To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of March 31, 2014.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)

Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Commodity ACCESS Strategy Fund
Credit Suisse Multialternative Strategy Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Emerging Market Equity Fund	Credit Suisse Volaris US Strategies Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse Asset Management Income Fund, Inc.
c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-SAR-0614

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 13, 2014.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/John G. Popp

Name:   John G. Popp

Title:     Chief Executive Officer and President

Date:     September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/John G. Popp

Name:   John G. Popp

Title:     Chief Executive Officer and President

Date:     September 4, 2014

/s/Bruce S. Rosenberg

Name:   Bruce S. Rosenberg

Title:     Chief Financial Officer

Date:     September 4, 2014